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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                     FORM 8-A/A-1

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                                   IMC GLOBAL INC.
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                (Exact name of registrant as specified in its charter)



       DELAWARE                                   36-3492467
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(State of incorporation                     (I.R.S. Employer
or organization)                            Identification No.)



2100 Sanders Road, Northbrook, Illinois 60062
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(Address of principal executive offices) (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A(c) please check the following box. [X]

If this form related to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d) please check the following box. [ ]


Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class             Name of Each Exchange on Which
to be so Registered             Each Class is to be Registered
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Warrants to purchase                         NYSE
IMC Global Inc.
common stock, $1.00
par value including
associated preferred
stock purchase rights
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Securities to be registered pursuant to Section 12(g) of the Act:
                             None
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